MULTI-SECTOR FIXED INCOME

                               [GRAPHIC OMITTED]


Alliance North
American Government
Income Trust

Semi-Annual Report
May 31, 2000

                              AllianceCapital [LOGO](R)
                              The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 11, 2000

Dear Shareholder:

We are pleased to report to you on our strategy, performance and outlook for Alliance North American Government Income Trust (the "Fund") for the semi-annual reporting period ended May 31, 2000.

Investment Objectives and Policies

The Fund is an open-end, non-diversified investment company with an investment objective of seeking the highest level of current income, consistent with what we believe to be prudent investment risk that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the United States) agencies, instrumentalities or authorities. The Fund also invests significantly in debt securities issued by Argentine government entities.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended May 31, 2000. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of the overall U.S. bond market, and the Lehman Brothers Intermediate-Term Government Bond Index, which measures the performance of U.S. bonds in the one- to 10-year maturity range.

We are pleased to report to you that the Fund outperformed both the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate-Term Government Bond Index for both the six- and 12-month periods ended May 31, 2000. (Neither index holds emerging market debt.) Overall, performance was enhanced by our use of longer-dated maturity U.S. Treasury securities. Our holdings in Mexico, Argentina and Canada also helped to enhance performance.

INVESTMENT RESULTS*
Periods Ended May 31, 2000

                -------------------
                   Total Returns
                -------------------
                6 Months  12 Months
-----------------------------------
Alliance
North American
Government
Income Trust
  Class A         6.01%     11.02%
-----------------------------------
  Class B         5.50%     10.06%
-----------------------------------
  Class C         5.50%     10.06%
-----------------------------------
Lehman Brothers
Aggregate
Bond Index        1.38%      2.11%
-----------------------------------
Lehman Brothers
Intermediate-Term
Government
Bond Index        1.55%      3.00%
-----------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of May 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman


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                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      Brothers Government/Corporate Bond Index. The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures performance of bonds in the one- to 10-year maturity range. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance North American Government Income Trust.

      Additional investment results appear on pages 5 - 8.

Market Overview

The global macroeconomic outlook continued to brighten during the reporting period. In the U.S., the economy grew 7.3% during the final quarter of 1999 and 5.5% during the first quarter of 2000. Consumer spending remained strong and unemployment reached historic lows. The rise in commodity prices, led by oil, temporarily spiked U.S. inflation in March on a year-over-year basis, however non-energy prices remained relatively tame through April. Strong U.S. economic activity has prompted the Federal Reserve to increase official interest rates to 6.50%.

In aggregate, the U.S. bond market posted a return of 1.38%, as represented by the Lehman Brothers U.S. Aggregate Index for the six-month period. Among the sectors of the U.S. bond market, the U.S. Government sector recorded the strongest performance of 2.46%, according to the index, followed by mortgage-backed securities which returned 1.25%. The corporate and high yield sectors, recording -0.37% and -2.09% respectively, according to the index, had the weakest performance. Government securities outperformed as equity markets became more volatile and investors focused on the Treasury buy-back program. (The Treasury buy-back program is part of a long term government plan to lower outstanding debt while there is a government budget surplus.) Two-year Treasury yields rose from 5.78% to 6.67%, while 30-year Treasury yields fell from 6.16% to 5.96%.

Emerging market debt posted a return of 8.45%, as measured by the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) during the six-month period under review. Monetary tightening in the U.S., combined with political and fiscal uncertainties in several emerging markets and volatility in the domestic equity markets, hurt performance in this sector. Early in the period, stronger global growth outweighed the effects of tighter U.S. monetary policy. However, toward the end of the period, U.S. rate hikes dampened performance in this sector. Russia posted the largest gains, recording 53.89% as measured by the JPM EMBI+ weightings. With a recovering economy and a new government in place, the Russian government is now able to focus on enacting economic reforms, resurrecting International Monetary Fund (IMF) negotiations, and progressing on restructuring negotiations with debt holders.

Other outperformers in the Latin American region were Brazil, with gains of 8.08%, Venezuela, 6.88%, Mexico, 5.89% and Argentina, 4.12%. Brazil outperformed all the Latin American countries as a result of bet-


--------------------------------------------------------------------------------
2 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

ter-than-expected fiscal performance, export growth and conservative money management by the government. The worst performing individual countries in the region were Ecuador, -9.54% and Colombia, -7.64%. Pending discussions on the restructuring of its outstanding external debt, continued weakness of its banking industry and anti-dollarization protests contributed to Ecuador's weak performance.

During the past six months, Mexico benefited from an upgrade to investment grade. The upgrade reflects Mexico's lower foreign currency debt burden underpinned by a well-integrated export sector. The country's progress toward a multiparty democracy, and the widespread consensus in the government on the importance of sound financial policies, also contributed to its upgrade. The truly significant progress was in the banking sector reform of the past few months. Even though tightening by the U.S. Federal Reserve has taken some steam out of the Mexican economy, it has been offset by not only the healing of the banking sector, but also by robust oil prices and sound fiscal policy. The Latin American region is certainly the most vulnerable to policy changes implemented by the U.S. Federal Reserve, and Argentina is probably the country most affected by higher U.S. interest rates. Rising U.S. interest rates have delayed Argentina's economic recovery and impeded its growth prospects as a result of the country's heavy dependence on external financing, constrained fiscal policy and rigid exchange rate policy.

In Canada, the unexpected strong performance of Canadian government bonds relative to other markets in January and February, stalled in late March due to the volatility in the equity markets. Headline inflation fell to 2.1% from 3.0% in April as a result of the drop in crude oil prices. However, this decline did not ease the Bank of Canada's fears of rising inflation. In May, the Bank of Canada followed in the Federal Reserve's footsteps by increasing interest rates by 50 basis points from 5.25% to 5.75%.

Investment Strategy

The Fund continues to be invested in government debt of the following countries:
Mexico, Argentina, Canada and the U.S. Over the six-month period under review, we reduced the Fund's exposure to Argentina, Mexico and to a lesser extent, Canada, in favor of the U.S. We increased the U.S. Treasury exposure to effectively capitalize on the Treasury buy-back program and the inversion of the yield curve. Even though we currently hold a positive outlook on Mexico, we reduced our exposure to Mexican debt because of the pending presidential election, which took place on July 2 and also due to further U.S. Federal Reserve tightening. We also reduced our exposure to Argentina due to the country's difficulty in meeting the government's 4.0% growth prospects' target and the fiscal goals set by the IMF.

Outlook

In the period ahead, we expect the U.S. economy to remain relatively strong and the global economy to continue to strengthen. Higher borrowing costs and a less exuberant stock market should help to cool overheated U.S. domestic demand. With strong economic


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

growth and upward inflation pressure, we expect the Federal Reserve to continue tightening monetary policy until signs of moderation in domestic demand appear. Short-term interest rates will rise and the Treasury buy-back program will further exacerbate the yield curve inversion.

Stronger global growth and increasing commodity prices will provide the environment necessary for emerging countries to further improve their credit profiles. The Latin American region should continue its recovery momentum. We expect this region to grow 4% with moderate inflation over the next year. We believe that ongoing reforms and a favorable economic backdrop should make the emerging market sector the best performing fixed income sector in 2000.

Thank you for your continued interest and investment in Alliance North American Government Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

[PHOTO     John D.
 OMITTED]  Carifa

[PHOTO     Wayne D.
 OMITTED]  Lyski

Mr. Lyski, Chairman and Chief Investment Officer of Alliance Capital Fixed Income Investors, has over 26 years of investment experience. He oversees fixed-income investment at Alliance and manages assets in both domestic and international markets.


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4 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
3/31/92* TO 5/31/00

[The following table was depicted as a mountain chart in the printed material.]

                             <PLOT POINTS TO COME>

Alliance North American Government Income Trust Class A: $19,008

Lehman Brothers Aggregate Bond Index: $17,136

Lehman Brothers Intermediate-Term Gov't Bond Index: $16,357

This chart illustrates the total value of an assumed $10,000 investment in Alliance North American Government Income Trust Class A shares (from 3/31/92 to 5/31/00) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index.

The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures performance of bonds in the one- to 10-year maturity range.

When comparing Alliance North American Government Income Trust to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance North American Government Income Trust.

* Closest month-end after Fund's Class A share inception date of 3/27/92.


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE NORTH AMERICAN INCOME TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                              [BAR CHART OMITTED]

            Alliance North American Government Income Trust -
                        Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                         Alliance North American       Lehman Brothers
                         Government Income Trust    Aggregate Bond Index
--------------------------------------------------------------------------------
      5/31/92*                     1.28%                     2.62%
      5/31/93                     11.89%                    11.30%
      5/31/94                      2.37%                     0.71%
      5/31/95                    -12.39%                    11.48%
      5/31/96                     20.22%                     4.38%
      5/31/97                     23.74%                     8.32%
      5/31/98                     11.06%                    10.91%
      5/31/99                      6.58%                     4.35%
      5/31/00                     11.02%                     2.11%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government/Corporate Bond Index. The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures performance of bonds in the one- to 10-year maturity range. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance North American Government Income Trust.

* The Fund return for the period ended 5/31/92 is from the Fund's inception date of 3/27/92 through 5/31/92. The benchmark return for the period ended 5/31/92 is from 3/31/92 through 5/31/92.


--------------------------------------------------------------------------------
6 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
May 31, 2000

INCEPTION DATE                PORTFOLIO STATISTICS
(Class A shares)              Assets ($mil): $1,936.1
3/27/92

COUNTRY BREAKDOWN

57.66% United States
21.30% Argentina                   [PIE CHART OMITTED]
19.94% Mexico
 1.10% Canada

All data as of May 31, 2000. The Fund's country breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
                     1 Year             11.02%                     6.27%
                    5 Years             14.34%                    13.35%
            Since Inception*             8.76%                     8.18%
                  SEC Yield**            8.15%

Class B Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
                     1 Year             10.06%                     7.10%
                    5 Years             13.39%                    13.39%
            Since Inception*(a)          8.10%                     8.10%
                  SEC Yield**            7.78%

Class C Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
                     1 Year             10.06%                     9.07%
                    5 Years             13.39%                    13.39%
            Since Inception*             7.43%                     7.43%
                  SEC Yield**            7.78%

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2000)

                            Class A           Class B         Class C
--------------------------------------------------------------------------------
               1 Year         7.00%             8.04%          10.02%
              5 Years        18.36%            18.41%          18.41%
      Since Inception*        8.71%             8.62%(a)        8.05%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. The Fund invests in a significant amount of its assets in foreign securities and emerging markets which could result in substantial volatility due to political and economic uncertainty.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 3/27/92 Class A and Class B; 5/3/93 Class C.

**    SEC yields are for the 30 days ended May 31, 2000.

(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
8 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2000 (unaudited)

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
---------------------------------------------------------------------------
Argentina - 26.0%
Government Obligations - 26.0%
Republic of Argentina
   Pro 1 Series M1
   3.09%, 4/01/07(a)..............   ARS         636,121    $  431,537,769
   Supplier-Bocon
   Pre III Series 2 FRN
   3.15%, 9/01/02(a)..............                82,546        72,101,238
                                                            --------------
Total Argentinian Securities
   (cost $535,951,742)............                             503,639,007
                                                            --------------
Canada - 1.3%
Government/Agency Obligation - 1.3%
Quebec Hydro
   Zero coupon, 8/15/20(a)(b)
   (cost $29,859,554).............   CA$         150,000        26,055,426
                                                            --------------
Mexico - 24.4%
Government/Agency Obligations - 24.4%
Bankers Acceptances
   Nacional Financiera S.N.C.
   22.00%, 5/20/02(a)(c)..........   MXP         580,000        64,823,888
Mexican Treasury Bills
   15.65%, 2/22/01(a)(d)..........               202,121        18,881,727
   16.65%, 4/19/01(a)(d)..........               341,269        31,109,250
   16.70%, 7/27/00(a)(d)..........               400,000        41,068,237
   16.95%, 1/25/01(a)(d)..........               562,562        53,174,543
   17.75%, 3/22/01(a)(d)..........               288,828        26,632,561
   21.90%, 10/12/00(a)(d).........               233,902        23,166,388
   22.44%, 9/07/00(a)(d)..........               802,421        80,950,793
   25.73%, 7/13/00(a)(d)..........               577,717        59,678,986
Mexican Bonos
   14.25%, 5/12/05(a).............               210,000        20,171,084
   15.65%, 1/23/03(a).............               534,480        51,938,808
                                                            --------------
Total Mexican Securities
   (cost $477,934,041)............                             471,596,265
                                                            --------------
United States - 70.4%
Government/Agency Obligation - 5.1%
FNMA 30 Year TBA
   8.00%, 6/25/29.................   US$         100,000        99,219,000
                                                            --------------
Government Obligations - 63.2%
U.S. Treasury Bonds
   6.13%, 8/15/29(a)..............               100,000        99,531,000
   8.13%, 8/15/19(a)..............               249,350       296,257,722


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
---------------------------------------------------------------------------

   8.75%, 8/15/20(a)..............   US$        $199,000    $  251,547,940
   8.88%, 8/15/17(a)..............                72,500        90,794,650
   11.75%, 11/15/14(a)............                64,000        86,739,840
   12.50%, 8/15/14(a).............               123,000       171,719,070
   13.25%, 5/15/14(a).............                34,000        48,901,520
   14.00%, 11/15/11(a)............                11,900        16,382,968
U.S Treasury Strips
   Zero coupon, 5/15/13...........               244,000       106,813,440
   Zero coupon, 5/15/17...........                80,000        27,652,800
   Zero coupon, 2/15/19...........                90,000        28,026,900
                                                            --------------
                                                             1,224,367,850
                                                            --------------
Repurchase Agreement - 2.1%
Greenwich Capital Tri-Party Repo
   6.50%, dated 5/31/00, due 6/1/00
   (collateralized by: $11,922,000
   Federal National Mortgage
   Association 5.25%, 1/15/09 and
   $32,000,000 Federal Home Loan
   Mortgage Corp. 6.63%, 7/15/09).                40,000        40,000,000
                                                            --------------
Total United States Securities
   (cost $1,378,550,422)..........                           1,363,586,850
                                                            --------------
Total Investments - 122.1%
   (cost $2,422,295,759)..........                           2,364,877,548
Other assets less liabilities
    - (22.1)%.....................                            (428,783,229)
                                                            --------------

Net Assets - 100%.................                          $1,936,094,319
                                                            ==============

(a) Securities, or a portion thereof, with an aggregate market value of $2,050,372,982 have been segregated to collateraize forward exchange currency contracts.

(b)   Private Placement.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2000, these securities amounted to $64,823,888 or 3.3% of net assets.

(d)   Interest rate represents annualized yield to maturity at purchase date.

      Glossary of Terms:

      FRN - Floating Rate Note.
      TBA - To Be Announced.

      See notes to financial statements.


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10 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost $2,422,295,759) ..    $ 2,364,877,548
Cash .......................................................             57,887
Foreign cash, at value (cost $68,881) ......................             21,031
Receivable for investment securities sold ..................        129,040,370
Interest receivable ........................................         25,700,524
Receivable for capital stock sold ..........................          3,881,960
Unrealized appreciation of forward exchange
   currency contract .......................................             71,649
Other assets ...............................................            125,639
                                                                ---------------
Total assets ...............................................      2,523,776,608
                                                                ---------------
Liabilities
Loan payable ...............................................        250,000,000
Payable for investment securities purchased ................        317,612,067
Dividend payable ...........................................         11,117,189
Loan interest payable ......................................          3,917,875
Payable for capital stock redeemed .........................          3,188,653
Advisory fee payable .......................................          1,198,278
Distribution fee payable ...................................            361,430
Accrued expenses and other liabilities .....................            286,797
                                                                ---------------
Total liabilities ..........................................        587,682,289
                                                                ---------------
Net Assets .................................................    $ 1,936,094,319
                                                                ===============
Composition Of Net Assets
Capital stock, at par ......................................    $       265,201
Additional paid-in capital .................................      2,224,449,335
Distributions in excess of net investment income ...........        (31,540,241)
Accumulated net realized loss on investments and
   foreign currency transactions ...........................       (200,041,460)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities .....        (57,038,516)
                                                                ---------------
                                                                $ 1,936,094,319
                                                                ===============
Calculation Of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($853,147,156 / 117,108,182 shares of capital stock
   issued and outstanding) .................................              $7.29
Sales Charge--4.25% of public offering price ...............               0.32
                                                                          -----
Maximum offering price .....................................              $7.61
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($834,098,223 / 114,062,280 shares of capital stock
   issued and outstanding) .................................              $7.31
                                                                          =====
Class C Shares
Net asset value and offering price per share
($248,848,940 / 34,030,556 shares of capital stock
   issued and outstanding) .................................              $7.31
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 11

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2000 (unaudited)

Investment Income
Interest (net of foreign taxes withheld
   of $73,609)..........................                   $   124,863,613
Expenses
Advisory fee............................ $     7,231,608
Distribution fee - Class A..............       1,207,543
Distribution fee - Class B..............       4,574,530
Distribution fee - Class C..............       1,275,876
Transfer agency.........................       1,286,865
Custodian...............................       1,030,024
Printing................................         122,497
Administrative..........................          66,720
Audit and legal.........................          62,196
Registration............................          62,137
Directors' fees.........................          12,531
Miscellaneous...........................          29,318
                                         ---------------
Total expenses before interest..........      16,961,845
Interest expense........................       8,386,962
                                         ---------------
Total expenses..........................                        25,348,807
                                                           ---------------
Net investment income...................                        99,514,806
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions.........................                       (82,768,305)
Net realized gain on foreign currency
   transactions.........................                           130,862
Net change in unrealized
   appreciation / depreciation of:
   Investments..........................                        93,623,181
   Foreign currency denominated
     assets and liabilities.............                           (77,543)
                                                           ---------------
Net gain on investments.................                        10,908,195
                                                           ---------------
Net Increase In Net Assets
   From Operations......................                   $   110,423,001
                                                           ===============

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months
                                                     Ended           Year Ended
                                                 May 31, 2000        November 30,
                                                  (unaudited)            1999
                                                ---------------    ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income .......................   $    99,514,806    $   235,237,271
Net realized loss on investments and
   foreign currency transactions ............       (82,637,443)       (38,327,501)
Net change in unrealized
   appreciation / depreciation of investments
   and foreign currency denominated assets
   and liabilities ..........................        93,545,638        (36,624,938)
                                                ---------------    ---------------
Net increase in net assets from operations ..       110,423,001        160,284,832
Dividends and Distributions
to Shareholders from:
Net investment income
   Class A ..................................       (46,048,412)       (55,301,588)
   Class B ..................................       (48,845,652)       (95,738,434)
   Class C ..................................       (13,649,897)       (21,442,440)
Distributions in excess of
   net investment income
   Class A ..................................                -0-        (9,084,333)
   Class B ..................................                -0-       (15,726,851)
   Class C ..................................                -0-        (3,522,327)
Tax return of captial
   Class A ..................................                -0-       (15,397,175)
   Class B ..................................                -0-       (26,655,679)
   Class C ..................................                -0-        (5,970,046)
Capital Stock Transactions
Net decrease ................................       (66,344,081)      (227,545,571)
                                                ---------------    ---------------
Total decrease ..............................       (64,465,041)      (316,099,612)
Net Assets
Beginning of period .........................     2,000,559,360      2,316,658,972
                                                ---------------    ---------------
End of period ...............................   $ 1,936,094,319    $ 2,000,559,360
                                                ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 13

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Six Months Ended May 31, 2000 (unaudited)

Increase (Decrease) in Cash from:
Operating Activities:
Interest received.......................   $    63,577,733
Interest paid...........................        (8,202,901)
Operating expenses paid.................       (19,000,004)
                                           ---------------
Net increase in cash from operating
   activities...........................                        $    36,374,828
Investing Activities:
Proceeds from sale of short-term
   portfolio investments, net...........       227,851,761
Purchases of long-term portfolio
   investments..........................    (2,706,198,690)
Proceeds from disposition of long-term
   portfolio investments................     2,549,779,429
                                           ---------------
Net increase in cash from investing
   activities...........................                             71,432,500
Financing Activities*:
Redemptions of capital stock, net.......       (67,896,070)
Cash dividends paid.....................      (103,577,601)
                                           ---------------
Net decrease in cash from financing
   activities...........................                           (171,473,671)
Effect of exchange rate on cash.........                             63,745,261
                                                                ---------------
Net increase in cash....................                                 78,918
Cash at beginning of period.............                                     -0-
                                                                ---------------
Cash at end of period................................           $        78,918
                                                                ===============
--------------------------------------------------------------------------------
Reconciliation of Net Increase in Net
Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets from operations                      $   110,423,001
Adjustments:
Decrease in interest receivable.........   $     4,088,178
Net realized loss on investment
   transactions.........................        82,768,305
Net change in unrealized
   appreciation / depreciation..........       (93,545,638)
Accretion of bond discount..............       (65,374,060)
Decrease in accrued expenses and
   other liabilities....................        (1,854,096)
Net realized gain on foreign currency
   transactions.........................          (130,862)
                                           ---------------
                                                                    (74,048,173)
                                                                ---------------
Net increase in cash from operating
   activities...........................                        $    36,374,828
                                                                ===============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance North American Government Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolios securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net realized gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. Based on the operations of the Fund as of the semi-annual date, and its distribution policy, the Fund may have a tax return of capital at year end. At this time, the amount of this tax return of capital is not estimable.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .65 of 1% of the average


--------------------------------------------------------------------------------
16 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $66,720 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $865,983 for the six months ended May 31, 2000.

For the six months ended May 31, 2000, the Fund's expenses were reduced by $59,363 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $73,157 from the sale of Class A shares and $61,289, $813,875 and $46,858 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2000.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $33,290,817 and $5,378,971 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $393,770,160 and $557,545,751, respectively, for the six months ended May 31, 2000. There were purchases of $2,545,999,565 and sales of $2,176,826,106 of U.S. government and government agency obligations for the six months ended May 31, 2000.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $17,575,800 and gross unrealized depreciation of investments was $74,994,011 resulting in net unrealized depreciation of $57,418,211 excluding foreign currency transactions.

At November 30, 1999, the Fund had a capital loss carryforward totaling $82,167,141 of which $42,670,032 expires in the year 2003, $39,497,109 expires in the year 2004.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure of the Fund in that particular currency contract.

At May 31, 2000, the Fund had outstanding forward exchange currency contracts, as follows:

                                               U.S. $
                             Contract        Value on          U.S. $       Unrealized
                               Amount     Origination         Current     Appreciation
                                 (000)           Date           Value    (Depreciation)
                             ----------------------------------------------------------
Forward Exchange Currency
  Buy Contract
Argentine Peso,
  settling 10/25/00            20,000     $20,000,000     $20,071,649         $71,649


--------------------------------------------------------------------------------
18 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 4, 1998. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the six months ended May 31, 2000 was $250,000,000 with a related weighted average interest rate at period end of 6.53% and a weighted average annualized interest rate of 6.42%. The $250,000,000 balance will mature on June 8, 2000. Interest payments on current borrowings are based on the European Euro margin plus the applicable European Euro rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .10% per annum on the daily amount of the total commitment as in effect.

NOTE F

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                 ---------------------------------    ---------------------------------
                               Shares                               Amount
                 ---------------------------------    ---------------------------------
                 Six Months Ended       Year Ended    Six Months Ended       Year Ended
                     May 31, 2000     November 30,        May 31, 2000     November 30,
                       (unaudited)            1999          (unaudited)            1999
                 ----------------------------------------------------------------------
Class A
Shares sold             7,249,436       16,598,781       $  53,746,847    $ 123,458,324
---------------------------------------------------------------------------------------
Shares issued in
reinvestment of
  dividends             2,213,157        3,527,038          16,300,953       26,110,820
---------------------------------------------------------------------------------------
Shares converted
  from Class B         22,324,351       30,085,478         164,779,328      220,797,037
---------------------------------------------------------------------------------------
Shares redeemed       (15,008,934)     (47,381,426)       (110,765,344)    (353,021,863)
---------------------------------------------------------------------------------------
Net increase           16,778,010        2,829,871       $ 124,061,784    $  17,344,318
=======================================================================================

Class B
Shares sold            10,582,921       26,632,531       $  78,463,105    $ 198,604,722
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends             2,140,871        5,591,905          15,812,200       41,603,715
---------------------------------------------------------------------------------------
Shares converted
  to Class A          (22,263,654)     (29,974,756)       (164,779,328)    (220,797,037)
---------------------------------------------------------------------------------------
Shares redeemed       (14,813,394)     (34,769,876)       (109,785,418)    (257,969,562)
---------------------------------------------------------------------------------------
Net decrease          (24,353,256)     (32,520,196)      $(180,289,441)   $(238,558,162)
=======================================================================================


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                 ---------------------------------    ---------------------------------
                               Shares                               Amount
                 ---------------------------------    ---------------------------------
                 Six Months Ended       Year Ended    Six Months Ended       Year Ended
                     May 31, 2000     November 30,        May 31, 2000     November 30,
                       (unaudited)            1999          (unaudited)            1999
                 ----------------------------------------------------------------------
Class C
Shares sold             3,151,627       10,104,131       $  23,351,240    $  75,431,739
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               836,076        1,583,383           6,178,645       11,747,610
---------------------------------------------------------------------------------------
Shares redeemed        (5,357,837)     (12,569,473)        (39,646,309)     (93,511,076)
---------------------------------------------------------------------------------------
Net decrease           (1,370,134)        (881,959)      $ (10,116,424)   $  (6,331,727)
=======================================================================================

NOTE G

Litigation

On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Original Complaint") was filed against the Fund, Alliance and certain other defendants affiliated with Alliance alleging violations of federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. On September 26, 1996, the United States District Court for the Southern District of New York ("District Court") granted the defendants' motion to dismiss all counts of the Original Complaint, and on July 15, 1997, the District Court denied plaintiffs' motion for leave to file an amended complaint.

On October 15, 1998, the United States Court of Appeals for the Second Circuit affirmed the District Court's decision denying plaintiffs' leave to file an amended complaint in all respects except reversed with respect to plaintiffs' claim that defendants had misrepresented the Fund's ability to hedge against currency risk. On February 12, 1999, plaintiffs filed a Corrected First Amended Consolidated Complaint ("Complaint") alleging that defendants violated the federal securities laws by misrepresenting the Fund's ability to hedge against currency risk. On December 1, 1999, the Court granted summary judgment for defendants with respect to all of plaintiffs' claims in the Complaint.

On March 17, 2000, the parties executed a Memorandum of Understanding ("MOU") preliminarily resolving the litigation. Under the proposed settlement, Alliance would issue to settling class members certificates entitling them to invest up to an aggregate of $250 million in Class A shares of any Alliance-managed fund offering Class A shares without paying an initial sales charge as described in the prospectuses for those funds. In addition, defendants agreed to pay attorneys' fees and expenses to plaintiffs' counsel in an amount not to exceed approximately $4.1 million. On March 22, 2000, the District Court preliminarily approved the settlement as set forth in the MOU, subject to its subsequent full review and final approval of the proposed settlement.

On May 8, 2000, the parties executed a Stipulation and Agreement of Settlement ("Settlement Agreement") detail


--------------------------------------------------------------------------------
20 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ing the terms of the settlement as set forth in the MOU. On May 12, 2000, the District Court preliminarily approved the Settlement Agreement. The District Court will hold a hearing to make a final determination on the fairness and reasonableness of the settlement on August 3, 2000.

The Fund and Alliance believe that the allegations in the Consolidated Complaint, the Amended Complaint, and the Corrected Complaint are without merit and are entering into the proposed settlement solely to avoid the costs, burdens and risks of litigation. The Fund and Alliance do not believe that the settlement, if approved as set forth in the MOU, will have a material adverse effect on the Fund or Alliance. In the event the settlement is approved, the Fund shall not bear any liability or cost of the settlement.

NOTE H

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------------------------------------
                                                                               Class A
                                  ------------------------------------------------------------------------------------------------
                                         Six
                                      Months
                                       Ended
                                     May 31,                                   Year Ended November 30,
                                        2000           ---------------------------------------------------------------------------
                                  (unaudited)              1999            1998            1997            1996            1995
                                  ------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period .....................         $7.28              $7.59           $8.02           $8.01           $6.75           $8.13
                                  ------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) .....           .39                .87             .87            1.03            1.09            1.18
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............           .04               (.25)           (.33)           (.05)           1.14           (1.59)
                                  ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations            .43                .62             .54             .98            2.23            (.41)
                                  ------------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income .....................          (.42)              (.64)           (.87)           (.97)           (.75)             -0-
Distributions in excess of net
  investment income ..........            -0-              (.11)           (.07)             -0-             -0-             -0-
Tax return of capital ........            -0-              (.18)           (.03)             -0-           (.22)           (.97)
                                  ------------------------------------------------------------------------------------------------
Total dividends and
  distributions ..............          (.42)              (.93)           (.97)           (.97)           (.97)           (.97)
                                  ------------------------------------------------------------------------------------------------
Net asset value, end of period         $7.29              $7.28           $7.59           $8.02           $8.01           $6.75
                                  ================================================================================================
Total Return
Total investment return based
  on net asset value(b)  .....          6.01%              8.56%           7.14%          12.85%          35.22%          (3.59)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............      $853,147           $730,468        $740,066        $511,749        $385,784        $252,608
Ratio of expenses to average
  net assets .................          2.17%(c)           2.09%           2.04%           2.15%           2.34%           2.62%
Ratio of expenses to average
  net assets excluding
  interest expense(d) ........          1.31%(c)           1.38%           1.36%           1.38%           1.41%           1.51%
Ratio of net investment income
  to average net assets ......         10.48%(c)          11.72%          11.17%          12.78%          14.82%          18.09%
Portfolio turnover rate ......           273%               158%            175%            118%            166%            180%

See footnote summary on page 25.


--------------------------------------------------------------------------------
22 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  --------------------------------------------------------------------------------------------------
                                                                                  Class B
                                  --------------------------------------------------------------------------------------------------
                                         Six
                                      Months
                                       Ended
                                     May 31,                                     Year Ended November 30,
                                        2000        --------------------------------------------------------------------------------
                                  (unaudited)             1999             1998             1997             1996             1995
                                  --------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period .....................         $7.31             $7.61            $8.02            $8.01            $6.75            $8.13
                                  --------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) .....           .36               .81              .81              .98             1.04             1.13
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............           .04              (.25)            (.32)            (.07)            1.12            (1.61)
                                  --------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations            .40               .56              .49              .91             2.16             (.48)
                                  --------------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income .....................          (.40)             (.59)            (.81)            (.90)            (.69)              -0-
Distributions in excess of net
  investment income ..........            -0-             (.10)            (.06)              -0-              -0-              -0-
Tax return of capital ........            -0-             (.17)            (.03)              -0-            (.21)            (.90)
                                  --------------------------------------------------------------------------------------------------
Total dividends and
  distributions ..............          (.40)             (.86)            (.90)            (.90)            (.90)            (.90)
                                  --------------------------------------------------------------------------------------------------
Net asset value, end of period         $7.31             $7.31            $7.61            $8.02            $8.01            $6.75
                                  ==================================================================================================
Total Return
Total investment return based
  on net asset value(b)  .....          5.50%             7.79%            6.46%           11.88%           33.96%           (4.63)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............      $834,098        $1,011,395       $1,300,519       $1,378,407       $1,329,719       $1,123,074
Ratio of expenses to average
  net assets .................          2.84%(c)          2.78%            2.75%            2.86%            3.05%            3.33%
Ratio of expenses to average
  net assets excluding
  interest expense(d) ........          1.99%(c)          2.08%            2.07%            2.09%            2.12%            2.22%
Ratio of net investment income
  to average net assets ......          9.81%(c)         10.97%           10.44%           12.15%           14.20%           17.31%
Portfolio turnover rate ......           273%              158%             175%             118%             166%             180%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  -----------------------------------------------------------------------------------------------
                                                                                  Class C
                                  -----------------------------------------------------------------------------------------------
                                         Six
                                      Months
                                       Ended
                                     May 31,                                  Year Ended November 30,
                                        2000         ----------------------------------------------------------------------------
                                  (unaudited)            1999            1998            1997            1996            1995
                                  -----------------------------------------------------------------------------------------------
Net asset value, beginning of
  period .....................         $7.31            $7.61           $8.02           $8.01           $6.75           $8.13
                                  -----------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) .....           .36              .81             .82             .98            1.05            1.13
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............           .04             (.25)           (.33)           (.07)           1.11           (1.61)
                                  -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations            .40              .56             .49             .91            2.16            (.48)
                                  -----------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income .....................          (.40)            (.59)           (.82)           (.90)           (.69)             -0-
Distributions in excess of net
  investment income ..........            -0-            (.10)           (.05)             -0-             -0-             -0-
Tax return of capital ........            -0-            (.17)           (.03)             -0-           (.21)           (.90)
                                  -----------------------------------------------------------------------------------------------
Total dividends and
  distributions ..............          (.40)            (.86)           (.90)           (.90)           (.90)           (.90)
                                  -----------------------------------------------------------------------------------------------
Net asset value, end of period         $7.31            $7.31           $7.61           $8.02           $8.01           $6.75
                                  ===============================================================================================
Total Return
Total investment return based
  on net asset value(b)  .....          5.50%            7.79%           6.46%          11.88%          33.96%          (4.63)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............      $248,849         $258,696        $276,073        $283,483        $250,676        $219,009
Ratio of expenses to average
  net assets .................          2.85%(c)         2.78%           2.74%           2.85%           3.04%           3.33%
Ratio of expenses to average
  net assets excluding
  interest expense(d) ........          2.00%(c)         2.08%           2.06%           2.08%           2.12%           2.21%
Ratio of net investment income
  to average net assets ......          9.77%(c)        10.98%          10.45%          12.14%          14.22%          17.32%
Portfolio turnover rate ......           273%             158%            175%            118%            166%            180%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d)   Net of interest expense of .85%, .70%, .68%, .77%, .93% and 1.11%
      respectively, on loan agreement. (See Note E).


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 25

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

common stock

A type of security that represents ownership in a public company.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

monetary policy

The regulation of the money supply and interest rates by a country's central bank with the purpose of controlling inflation and stabilizing currency.

mortgage-related security

A security representing an interest in a pool of mortgage loans made to homeowners. In a mortgage-related security, an issuer's obligation to repay principal or pay interest on the security is secured by a large pool of mortgages or mortgage-backed securities. To create a mortgage-related security, an issuer (such as the government or a private company) will `package" or assemble a large number of mortgage loans and issue securities which represent an interest in the income generated by the payments on these mortgages.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
26 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

Alliance Capital

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 27

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

Alliance Capital At Your Service

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
28 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
30 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

NOTES

























--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 31

NOTES























--------------------------------------------------------------------------------
32 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

Alliance North American Government Income Trust                  ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                  New York, NY
                                                                 Permit No. 7131
                                                                 ---------------


AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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